UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 24, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33801 (Commission File Number)	51-0424817 (IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas (Address of principal executive offices)	76116 (Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with Qingming Yang
     Effective January 24, 2011, the Company entered into an employment agreement with its Executive Vice President — Business Development and Geosciences, Qingming Yang (the “Yang Agreement”).
     The initial term of the Yang Agreement will expire on January 24, 2013, and will be automatically renewed for additional one-year terms unless either party elects not to renew the Yang Agreement or the Yang Agreement is otherwise terminated in accordance with its terms.
     The Yang Agreement provides for Mr. Yang to serve as Executive Vice President — Business Development and Geosciences of the Company with an annual base salary of $275,000, subject to annual review and adjustment by the Board. Mr. Yang will be entitled to participate in the Company’s performance incentive plan or other bonus plan maintained by the Company, to be determined by the Compensation and Nominating Committee (the “Committee”) in its sole discretion.
     In the event of Mr. Yang’s death or if he becomes Permanently Disabled, the Yang Agreement will terminate and the Company will pay Mr. Yang or his estate severance payments equal to (i) 100% of Mr. Yang’s then-current Base Salary and (ii) 100% of the average of any Bonuses received by Mr. Yang in the two years immediately before the Separation from Service.
     If the Yang Agreement is terminated by the Company without Cause, by Mr. Yang for Good Reason or by the Company’s proper notice of nonrenewal of the Yang Agreement, the Company will pay Mr. Yang severance payments equal to (i) 150% of the greater of Mr. Yang’s then-current Base Salary and Mr. Yang’s Base Salary at any time within two years immediately before the Separation from Service and (ii) the Bonus that Mr. Yang would have received based on achievement of applicable performance goals in the year of termination, prorated for any partial year of service. The Company will also reimburse Mr. Yang for certain premiums paid under COBRA for a period of up to 18 months (12 months if Mr. Yang terminates his employment for Good Reason), depending on Mr. Yang’s eligibility for continuation of coverage under COBRA.
     If Mr. Yang is employed by the Company at the time of a Change in Control and the Yang Agreement is terminated by the Company without Cause or by Mr. Yang for Good Reason within one year of such Change in Control, the Company will pay Mr. Yang severance payments equal to (i) 150% of the greater of Mr. Yang’s then-current Base Salary and Mr. Yang’s Base Salary at any time within the two years immediately before the Change in Control and (ii) 100% of the average of Bonuses received by Mr. Yang in the two years before the Change in Control. The Company will also reimburse Mr. Yang for certain premiums paid under COBRA for a period of up to 18 months, depending on Mr. Yang’s eligibility for continuation of coverage under COBRA.
     Under the Yang Agreement, Mr. Yang has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.
     The description of the Yang Agreement contained herein is qualified in its entirety by reference to the full text of the Yang Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Yang Agreement.

Employment Agreement with Ralph P. Manoushagian
     Effective January 24, 2011, the Company entered into an employment agreement with its Executive Vice President — Land, Ralph P. Manoushagian (the “Manoushagian Agreement”).
     The initial term of the Manoushagian Agreement will expire on January 24, 2013, and will be automatically renewed for additional one-year terms unless either party elects not to renew the Manoushagian Agreement or the Manoushagian Agreement is otherwise terminated in accordance with its terms.
     The Manoushagian Agreement provides for Mr. Manoushagian to serve as Executive Vice President — Land of the Company with an annual base salary of $200,000, subject to annual review and adjustment by the Board. Mr. Manoushagian will be entitled to participate in the Company’s performance incentive plan or other bonus plan maintained by the Company, to be determined by the Committee in its sole discretion.
     In the event of Mr. Manoushagian’s death or if he becomes Permanently Disabled, the Manoushagian Agreement will terminate and the Company will pay Mr. Manoushagian or his estate severance payments equal to (i) 100% of Mr. Manoushagian’s then-current Base Salary and (ii) 100% of the average of any Bonuses received by Mr. Manoushagian in the two years immediately before the Separation from Service.
     If the Manoushagian Agreement is terminated by the Company without Cause, by Mr. Manoushagian for Good Reason or by the Company’s proper notice of nonrenewal of the Manoushagian Agreement, the Company will pay Mr. Manoushagian severance payments equal to (i) 150% of the greater of Mr. Manoushagian’s then-current Base Salary and Mr. Manoushagian’s Base Salary at any time within two years immediately before the Separation from Service and (ii) the Bonus that Mr. Manoushagian would have received based on achievement of applicable performance goals in the year of termination, prorated for any partial year of service. The Company will also reimburse Mr. Manoushagian for certain premiums paid under COBRA for a period of up to 18 months (12 months if Mr. Manoushagian terminates his employment for Good Reason), depending on Mr. Manoushagian’s eligibility for continuation of coverage under COBRA.
     If Mr. Manoushagian is employed by the Company at the time of a Change in Control and the Manoushagian Agreement is terminated by the Company without Cause or by Mr. Manoushagian for Good Reason within one year of such Change in Control, the Company will pay Mr. Manoushagian severance payments equal to (i) 150% of the greater of Mr. Manoushagian’s then-current Base Salary and Mr. Manoushagian’s Base Salary at any time within the two years immediately before the Change in Control and (ii) 100% of the average of Bonuses received by Mr. Manoushagian in the two years before the Change in Control. The Company will also reimburse Mr. Manoushagian for certain premiums paid under COBRA for a period of up to 18 months, depending on Mr. Manoushagian’s eligibility for continuation of coverage under COBRA.
     Under the Manoushagian Agreement, Mr. Manoushagian has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.
     The description of the Manoushagian Agreement contained herein is qualified in its entirety by reference to the full text of the Manoushagian Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Manoushagian Agreement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of January 24, 2011, by and between Approach Resources Inc. and Qingming Yang

10.2	Employment Agreement dated as of January 24, 2011, by and between Approach Resources Inc. and Ralph P. Manoushagian

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: January 28, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated as of January 24, 2011, by and between Approach Resources Inc. and Qingming Yang

10.2	Employment Agreement dated as of January 24, 2011, by and between Approach Resources Inc. and Ralph P. Manoushagian